Croft Funds Corporation

Croft Value Fund – Class R  CLVFX

Croft Value Fund – Class I  CIVFX

Croft Income Fund    CLINX

Supplement dated November 2, 2017

to the Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2017

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The Board of Directors of Croft Funds Corporation (the "Company"), on behalf of its series, the Croft Value Fund and the Croft Income Fund (the "Funds"), has concluded that it is in the best interests of the Funds and their shareholders that the Funds cease operations.  The Board of Directors has determined to close the Funds and redeem all remaining outstanding shares on December 1, 2017.

Effective immediately, the Funds will no longer pursue their stated investment objectives.  The Funds will begin liquidating their respective portfolios and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.  Shares of the Funds are otherwise not available for purchase.

Prior to December 1, 2017, you may redeem your shares, including any reinvested distributions, in accordance with the "How to Redeem Shares" section in the Prospectus.  Unless your investment in a Fund is through a tax-deferred retirement account, any redemption is subject to tax on any taxable gains.  Please refer to the "Taxes" section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUNDS PRIOR TO DECEMBER 1, 2017, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 1-800-746-3322.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the Prospectus and SAI dated September 1, 2017, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the SAI dated September 1, 2017, have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-746-3322.